Commercial-Industrial
                         Mortgage and Security Agreement



This Mortgage made the 8th day of April 1998, between Vermont Pure Springs, Inc.( hereinafter called "Mortgagor") and CoreStates Bank, N.A.*, a national banking association( hereinafter called "Mortgagee").

                                   Witnesseth:

Mortgagor does hereby grant, convey and mortgage unto Mortgagee the real property (hereinafter called "land") located in Orange County Vermont described in Exhibit A attatched hereto and made a part hereof.
     Together with any and all buildings and improvements erected or hereinafter erected thereon.
     Together with any and all fixtures, and all machinery, equipment, and other articles of property, whether real estate or not, now or at any time hereafter attatched to or situated in or upon, and used or useful in the operation of, the land or the buildings and improvements erected or hereafter erected thereon or of any business now or hereafter operated by the owner or any occupant of the mortgaged land or any part thereof.
     Together with all building materials, fixtures, machinery and equipment delivered on site to the land during the course of construction of any buildings or improvements or thereafter, if intended for addition thereto, or incorporation therein or thereon, or if suitable for any such use.
     Together with all and singular the tenements, hereditaments and appurtenances belonging to the land or any part thereof, hereby mortgaged or intended so to be, or in anywise appertaining thereto (including but not limited to all income, rents and profits arising therefrom), all streets, alleys, passages, ways, watercourses, all other rights, liberties and privileges of whatsoever kind or character, the reversions and remainders, and all the estate, right, title, interest, property, possession, claim and demand whatsoever, as well at law as in equity, of Mortgagor, in and to all of the foregoing or any or every part thereof (said Land, buildings, improvements, fixtures, machinery, equipment, tenements, and other property interests being hereinafter collectively called "Premises")
     To have and to hold the premises unto the Mortgagee, its successors and assigns forever, in fee. This Mortgage and the rights in the premises hereby granted shall secure the Mortgagor's obligation to pay or perform the following:
       (a) A certain loan made by Mortgagee to mortgagor, evidenced by a notes dated April 8, 1998 (the "Note") and any renewals, extensions or modifications thereof, the terms and conditions of which are incorporated herein by reference, in the principal sums of, in the aggregate, Fifteen Million Dollars ( $15,000,000) together with interest at the rate specified therein.
       (b) All ammounts expended by Mortgagee in the performance by it of any obligation of Mortgagor contained in this Mortgage or in the Note which Mortgagee elects to make due to the failure of Mortgagor to perform the same together with all interest thereon.


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       (C) All  ammounts  expended  by  Mortgagee,  including  costs or expenses incidental thereto, in connection with the completion of any building or other improvements to the Premises, if the loan or any part therof is being obtained or advanced for the purpose of financing the construction of improvements.
       (d) All costs, expenses and reasonable attorney's fees incurred in the collection of the obligations secured by this Mortgage or in the protection, perfection or enforcement of the Mortgagee's rights hereunder.
       (e) All other obligations of Mortgagor to Mortgagee, whether now existing or hereinafter incurred, arising out of any other agreement or document securing or executed in connection with the indebtness evidenced by the Note (such other agreement or document being hereinafter called a "Collateral Agreement")
    Until the entire indebtness of the Note and all other sums secured by this Mortgage are paid in full, Morgagor covenants and agrees with Mortagagee as follows:
     1. Warranty of Title, Lien Priority. Mortgagor warrants and will warrant specially the property hereby conveyed; that this Mortgage is and shall continue to be a lien on the Premises, title to which shall be good and marketable and at all times owned in fee simple by Mortgagor, subject to no other liens or encumbrances except those, if any disclosed on Exhibit 6.09 of the Loan and Security Agreement of even date between Mortgagor and Mortgagee, as supplemented and amended (the "Loan Agreement") or otherwise permitted in writing by the Mortgagee.
     2. Payment of Sums Secured. Mortgagor shall pay to Mortgagee the principal of and interest upon the Note according to the terms of the Note secured hereby, reasonable charges fixed by Mortgagee to satisfy and discharge this Mortgage of record, and all other sums hereby secured; and shall keep and perform every other covenant and agreement of such Note and this Mortgage.
       3. Waste, Maitenance, Compliance and Inspection. Mortgagor shall abstain from and not permit the commission of waste in or about the Premises; shall not remove or demolish, or alter the structural character of, any building at any time erected on the Premises without the prior written consent of Mortgagee; shall maintain the Premises in good condition and repair, reasonable wear and tear excepted; and shall comply with all laws, ordinances and regulations affecting the Premises; provided, however, that if Mortgagor shall in good faith, and by proper legal action promptly initiated, contest any such law, ordinance or regulation, or the validity thereof, then Mortgagor shall not be required to comply therewith so long as such contest operates to prevent enforcement, and is maintained and prosecuted with the diligence, and shall not have been terminated or discontinued adversely to Mortgagor. Mortgagee shall have the right, but not the duty, to enter upon the Premises at any reasonable hour to inspect the order, condition and repair thereof.
     4. Insurance. Mortgagor shall keep the buildings and improvements on the Land continuously insured against loss by fire, with extended coverage, in such total amount as Mortgagee may from time to time require (but such amount shall in no event exceed the full fair insurable value of said buildings and improvements), business interruption insurance, and against other hazards as Mortgagee may reasonably require including, but not limited to flood insurance. The policy or policies for such insurance shall be maintained in full force and effect until such time as the indebtness hereby secured is fully repaid. All policies, including but not limited to policies for any amounts carried in excess of the aforesaid minimum and policies not specifically required by Mortgagee, shall be with an insurance company or companies, and in form,
satisfactory  to  Mortgagee,  and  shall  be  deposited,   premiums  paid,  with
Mortgagee. The loss, if


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any,  shall be  payable  to  Mortgagee  according  to the  terms  of a  standard mortgagee clause, not subject to contribution, or of such other form as shall be satisfactory to Mortgagee. Mortgagee shall have the right to apply the proceeds of any such insurance, at its election, either to reduce the indebtness secured hereby or to restore the Premises. All renewal policies shall be delivered, premiums paid, to Mortgagee at least ten days before the expiration of the old policies. If Mortgagee becomes the owner of the Premises or any part thereof by foreclosure or otherwise, such policies shall become the absolute property of Mortgagee.
     5. Taxes and Other Charges. Mortgagor shall pay all real estate taxes, water and sewer rents, other similar claims and liens assessed or which may be assessed against the Premises or any part thereof, without any deduction, defalcation or abatement, not later than thirty days before the dates on which such taxes, water and sewer rents, claims and liens commence to bear interest or penalties, and not later than such dates shall produce to Mortgagee receipts for the payment thereof in full and shall pay every other tax, assessment,claim, lien or encumbrance which may at any time be or become a lien upon the Premises prior to the lien of this Mortgage; provided, however, that if the Mortgagor shall in good faith, and by proper legal action promptly initiated, contest any such taxes, claims, liens, encumbrances or other charges, or the validity thereof, and shall have established on its books, or by deposit of cash with Mortgagee (as Mortgagee may elect), a reserve for the payment thereof in such amount as Mortgagee may require, then Mortgagor shall not be required to pay the same, or to produce such receipts, during the maintenance of said reserve and as long as such contest operates to prevent collection and no lien shall be filed against the Premises, and is maintained and prosecuted with diligence, and shall not have been terminated or discontinued adversely to Mortgagor.
     6. Escrow Funds. Without limiting the effect of Paragraphs 4 and 5 hereof, upon the request of Mortgagee, Mortgagor shall pay to Mortgagee monthly at the time when such monthly installment of principal and interest is payable, an amount equal to 1/12 of the annual premiums for such fire and extended coverage insurance and such annual real estate taxes, water rents, sewer rents, special assessments, and any other tax, assessment, claim, lien or encumbrance which may at any time be or become a lien upon the Premises prior to the lien of this Mortgage, and on demand from time to time shall pay to Mortgagee additional sums necessary to pay such premiums and other payments, all as estimated by Mortgagee, in its reasonable discretion, the amounts so paid to be security for such premiums and other payments and to be used in payment therof. No amount so paid shall be deemed to be trust funds but may be commingled with general funds of Mortgagee, and no interest shall be payable thereon. If, pursuant to any provision of this Mortgage, the whole amount of said principal debt remaining becomes due and payable, Mortgagee shall have the right at its election to apply any amounts so held against the entire indebtness secured hereby.
     7. Future Impositions. If at any time the United States Government or any department or bureau thereof shall require internal revenue stamps on the Note secured hereby, upon demand Mortgagor shall pay for same; and on default of such payment within 15 days after demand for same, the holder of the Note may pay for such stamps and add the amount so paid to the principal indebtness evidenced by the Note and secured by this Mortgage, and said additional principal shall bear interest at the rate of 2% per annum in excess of the rate set forth in the Note ("Default Rate"). If any law or ordinance adopted hereafter imposes a tax on Mortgagee with respect to the Premises, the value of the Mortgagor's equity therein, the amount of the indebtness secured hereby, the Note, or this Mortgage, Mortgagee shall have the right at its election from time to


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time to give  Mortgagor 60 days written  notice to pay such  indebtness  secured hereby, whereupon such indebtness shall become due, payable and collectible at the expiration of such period of 60 days, unless prior thereto, lawfully and without violation of usury laws, Mortgagor has paid any such tax in full as the same became due and payable, in which event such notice shall be deemed to have been rescinded with respect to any right of Mortgagee herunder arising by reason of the tax so paid. Any prepayment of the indebtness secured hereby pursuant to any such notice shall be subject to the prepayment provisions contained in the Note.
     8. Security Agreement: Additional Security. This Mortgage creates a security interest in the property included in the Premises and constitutes a security agreement under the Uniform Commercial Code. Mortgagor shall execute, file and refile such financing statements or other security agreements as Mortgagee shall require from time to time with respect to property included in the Premises. See Addendum A attatched hereto.
     9. Leases. No existing or future lease for a term in excess of two years, or at an annual rent in excess of $5,000, or which affects more than ten percent of the gross income of the Premises, and which covers the Premises or property or any part thereof, or any facilities or business located or operated thereon or therefrom, shall be cancelled, surrendered or modified without the written consent of Mortgagee. Mortgagor shall notify the Mortgagee immediately of any default asserted by any tenant. If Mortgagor fails to cure such default on its part, as landlord in any of the leases, then Mortgagor expressly authorizes Mortgagee, at its option, to cure such default in order to prevent termination of any lease by any tenant. If any such lease is asssigned to Mortgagor by seperate instrument of assignment, and if, by reason of default of Mortgagor in the performance of any such lease, the tenant has the right to cancel such lease or to claim any diminution of or offset against further rents, then, at the opition of Mortgagee, such default shall be a default under the Note and this Mortgage.
     10. Right to Remedy Defects. If Mortgagor fails to pay any tax, claim, lien or encumbrance which shall be or become prior in lien to this Mortgage, or to pay any insurance premium as aforesaid, or to keep the Premises in repair, as aforesaid, or commits or permits waste, then Mortgagee, at its option, may pay said claim, lien, encumbrance, tax, assessment or premium, with right of subrogation thereunder, may make such repairs and take such steps as it deems advisable to prevent or cure such waste, and may appear in any action or proceeding with respect to any of the foregoing and retain counsel therein, and take such action therein as Mortgagee deems advisable, and for any of said purposes Mortgagee may advance such sums of money as it deems necessary. Mortgagor will pay to Mortgagee, immediately and without demand, all sums of money advanced by Mortgagee pursuant to this paragraph, together with interest on each such advance at the Default Rate and all such sums and interest thereon shall be secured hereby.
     11. Condemnation. If any part of the Premises is condemned, except as hereinafter provided in this covenant, all proceeds shall be applied first to pay the indebtness secured hereby. No settlement for the damages sustained thereby shall be made by Mortgagor without Mortgagee's prior written approval thereof. If the amount of an initial award of damages for the condmnation is insufficient to pay the amount of the indebtness secured hereby in full with interest and costs, Mortgagee shall have the right at its sole option, to file an appeal or such other legal proceedings as legal counsel may advise to be appropriate under the circumstances in the name of Mortgagor or of Mortagee (for which action Mortgagee or such counsel as it chooses is hereby irrevocably appointed attorney in fact for Mortgagor), and to prosecute same to final conclusion or otherwise dispose thereof, in which event the expenses of the appeal or other appropriate legal proceedings,


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including  but not  limited  to  counsel  fees,  shall be first  paid out of the proceeds, and no credit shall be given on account of the indebtness secured hereby other than a credit for the amount, if any, whereby the final proceeds exceed all such expenses. Nothing in this covenant or elsewhere in this Mortgage shall limit rights otherwise available at law to Mortgagee, including but not limited to rights to intervene as a party to any condemnation proceeding.
     12. Environmental Matters.
        (a) As used in this Mortgage, the following terms shall have the following meanings:
             (I) The term "Environmental Laws" means any and all applicable federal, state and local environmental laws, rules and regulations whether now existing ot hereafter enacted together will all amendments, modifications and supplements thereof.
             (II)  The  term  "Hazardous   Substance"  means  any  contaminants,
hazardous  substances  or  wastes,  pollutants,   toxic  substances  or  wastes,
regulated substances or other similar substances or wastes which may be the subject of liability pursuant to any Environmental Law.
       (b) Mortgagor represents and warrants to Mortgagee that (I)to the best of Mortgagor's knowledge, the Premises and Mortgagor are in full compliance with the Environmental Laws; (II) Mortgagor has no knowlege of or notice concerning any potential liability under, or any investigation or proceeding threatened or pending under the Environmental Laws arising from the ownership or operation, past or present,of the Premises; (II) to the best of the Mortgagor's knowledge there are no underground or above ground storage tanks on the Premises that have been used for the storage of petroleum products or any Hazardous Substance nor to the best of Mortgagor's knowledge, have any such tanks been located on the Premises at any time; and (IV) there is no evidence of any release, discharge or pollution from any petroleum products or any Hazardous Substance on the Premises.
       (C)Mortgagor covenants and agrees that (I) Mortgagor shall not, and shall not permit any other person to, locate, store, generate, manufacture, process, distribute, use, treat, transport, handle, dispose of, emit, discharge or release any Hazardous Substance on, from or with respect to the Premises (Mortgagor may use, store and dispose of cleaning materials and office supplies in the ordinary course of the Mortgagor's business in reasonable quantities and in compliance with Environmental Laws); (II) Mortagagor shall immediately notify Mortgagee of any violation of or potential liability under the Environmental Laws; (III) Mortgagor shall immediately comply with any order, action or demand of any governmental agency or legal or administrative agency having jurisdiction over the Premises to clean and remove any Hazardous Substance from the Premises and to pay for such clean up, removal and associated costs, fines and penalties; and (IV) Mortgagor shall otherwise comply will all Environmental Laws and laws relating to the storage, handling and disposing of petroleum products.
     (d) At any time or upon or after the occurrence of an Event of Default or potential Event of default, Mortgagee shall have the right, but not the obligation, to conduct or cause to be conducted by any other person designated by the Mortgagee, and environmental audit or similar assessment concerning the Premises and its compliance with Environmental Laws and to ascertain the existence of Hazardous Substances on the Premises. All costs and expenses associated with such audit or assessment shall be paid for as provided in section 4.04 of the Loan Agreement. Mortgagee and its designees are authorized to enter upon the Premises to perform such audit or assessment and to conduct all tests necessary including above and below ground tests. If such audit, assessment or other inquiry reveals the existence of any Hazardous Substances or noncompliance with Environmental Laws, Mortgagee, at Mortgagor's expense,


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shall  have the  right,  but not the  obligation,  to cause the  Premises  to be treated by persons designated by Mortgagee, as is necessary in Mortgagee's reasonable opinion, to cause the Premises to comply with Environmental Laws and to be free of Hazardous Substances. Any cost or expense arising from any audit, assessment or other inquiry and from any treatment not paid by Mortgagor may be paid by Mortgagee. Mortgagor will pay to Mortgagee immediately, and without demand, all sums of money advanced by Mortgagee pursuant to this paragraph together with interest on any such advance at the Default Rate and all such sums and interest thereon shall be secured hereby.
     (e) Mortgagor shall defend, indemnify, and hold harmless Mortgagee and its directors, officers, agents and employees, from any and all liabilities (including strict liability), actions, demands, penalties, losses, costs, or expenses (including without limitation reasonable attorneys' fees and expenses, and remedial costs), suits, costs of any settlement or judgement, and claims of any and every kind whatsoever which may now or in the future (whether before or after the satisfaction of this Mortgage) be paid, incurred, or suffered by or asserted against Mortgagee by any person or entity or governmental agency for, with respect to, or as a direct or indirect result of, the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, or release from the Premises of any Hazardous Substances or arise out of or result from the environmental condition of the Premises or the violation of any Environmental Laws regardless of whether or not caused by or within the control of Mortgagor or Mortgagee. The representations, covenants, warranties, and indemnifications contained in this paragraph shall survive the satisfaction and payment in full of this Mortgage.
     (f) (I) Mortgagor represents and warrants to Mortgagee that no part of the Premises contains, is located in or abuts floodplain, navigable water or any other body of water, tideland, marshland, wetland or other area (collectively, "Protected Area":) which is subject to special state, federal or municipal regulation, control or protection; (II)Mortgagor shall comply with all laws, ordinances and regulations pertaining to Protected Areas, to the extent apllicable to the premises.
     13. Notices. Mortgagor shall notify Mortgagee within three (3) days of the occurrence of (I) fire or other casualty causing damage to the Premises; (II) receipt of notice from any governmental authority relating to the structure, use or occupancy of all or any part of the Premises or relating to; the condemnation thereof; (III) substancial change in the use or occupancy of all or any part of the Premises; (IV) receipt of any notice from the holder of any lien or security interest in all or any part of the Premises; or(V) commencement of any litigation which is substancial in amount or which, if determined adversely, would have a material adverse effect on the financial condition of Mortgagor or affecting all or any part of the Premises.
     14.Default and Remedies. The occurrence of any Event of Default (after the expiration of any applicable notice and grace periods) as defined in and under the Loan Agreement, constitutes and Event of Default under this Mortgage. Upon the happening of any one or more of said Events of Default, the entire unpaid balance of the principal, the accrued interest, and all other sums secured by this Mortgage shall, at the option of Mortgagee, become immediately due and payable without notice or demand, and in any such Event of Default Mortgagee may forthwith:
       (1) Foreclosure. Institute an action of Mortgage foreclosure, or take such other action, as the law may allow, at law or in equity, for the enforcement thereof and realization on the mortgage security or any other security which is herein or elsewhere provided for, and proceed thereon to final judgement and execution thereon for the entire unpaid balance of said principal sum, with


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interest  at the  rate  stipulated  in the  Note  to the  date  of  default  and thereafter at the Default Rate, together with all other sums secured by this Mortgage, all costs of suit, interest at the Default Rate on any final judgement obtained by Mortgagee from and after the date of any Sheriff's Sale of the Premises (which may be sold in one parcel or in such parcels, manner or order as Mortgagee shall elect) until actual payment is made of the full amount due
Mortgagee,   and  an  attorney's   commission  for  collection  which  shall  be
reasonable, but not less than $5,000, without further stay, any law, usage or custom to the contrary notwithstanding; or
       (2) Entry: Receivership. Enter into possession of the Premises, with or without legal action, if necessary; lease the same; collect all rents and
profits   therefrom   and,   after   deducting  all  costs  of  collection   and
administration expenses, apply the net rents and profits to the payment of taxes, water and sewer rents, Charges and claims, insurance premiums and all other carrying charges (including but not limited to agents' compensation and fees and costs of counsel and receivers) and to the maintenance, repair or restoration of the premises, or on account and in reduction of the principal or interest, or principal and interest, hereby secured, in such order and amounts as Mortgagee in Mortgagee's sole discretion may elect; and have a receiver appointed to enter into possession of the Premises, collect the rents and profits therefrom, and apply the same as the court may direct. Mortgagee and/or rent receiver shall be liable to account only for rents and profits actually received by Mortgagee . For such purposes Mortgagor hereby authorizes any attorney of any court of record to appear for Mortgagor to sign an agreement for entering an amicable action of ejectment for possession of the Premises, and to confess judgement therein against Mortgagor in favor of Mortgagee, whereupon a writ may forthwith issue for the immediate possession of the Premises, without any prior writ or procedeeding whatsoever; and for so doing this Mortgage or a copy hereof verified by affidavit shall be a sufficient warrant; or
       (3) Take such other action at law or in equity for the enforcement hereof and recovery of the sums secured hereby. The remedies of Mortgagee as provided herein and in the Note and in the Collateral Agreement, shall be cumulative and concurrent and may be pursued singly, succesively, or together against Mortgagor or the Premises, all at the sole discretion of Mortgagee. The waiver of any default or failure to enforce any right or to pursue any remedy at any time, shall not be a waiver of any subsequent default or preclude such enforcement or pursuit at a subsequent time. See Addendum B attatched hereto.
    15. Assignment of Leases and Rents after default. Mortgagor hereby assigns to Mortgagee all leases already in existence and to be created in the future, together with all rents due or to become due under existing or future leases. Mortgagor will not, without prior written consent of the Mortgagee, assign any lease or rentals thereof now existing or hereafter created on the Premises, except as herein provided to the Mortgagee. This assignment however, shall be operative only in the event of the occurrence of a default hereunder, or under the Note or under any Collateral Agreement, remaining uncured at the expiration of the grace period, if any, provided above in respect to such default; and in any such case Mortgagor hereby confers on Mortgagee the exclusive power, to be used or not in its sole discretion, to act as agent, or to appoint a third person to act as agent for Mortgagor, with power to take possession of, and collect all rents arising from, the Premises and apply such rents at the option of Mortgagee, to the payment of the indebtness secured hereby, taxes, costs of maintenance, repairs, expenses incident to managing and other expenses, in such order of priority as Mortgagee may in its sole discretion


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determine,  and to turn  any  balance  remaining  over to  Mortgagor;  but  such collection of rents shall not operate as an affirmance of the tenant or lease in the event Mortgagor's title to the Premises should be acquired by Mortgagee. Mortgagee shall be liable to account only for rents and profits actually received by mortgagee. In exercising any of the powers in this paragraph contained, Mortgagee may also take possession of, and for these purposes use, any and all personal property contained in the Premises and used by Mortgagor in the rental or leasing thereof or any part thereof.
     16.Counsel  Fees.  If  Mortgagee   becomes  a  party  (by  intervention  or
otherwise) to any action or proceeding affecting the Premises or the title thereto or Mortgagee's interest under this Mortgage, or employs an attorney to collect any of the indebtness or to enforce performance of the obligations, covenants and agreements secured hereby. Mortgagor shall reimburse Mortgagee, forthwith upon written notice and without further demand, for all reasonable costs, charges and counsel fees incurred by Mortgagee, in any such case, whether or not suit be commenced, and the same shall be secured hereby as a further charge and lien upon the Premises.
     17. Notice. A notice which is mailed certified mail return receipt requested, to Mortgagor or to the person or persons who are then the owner or owners of the Premises at the Premises or at such other address as Mortgagor shall designate to Mortgagee in writing or to Mortgagee at its address set forth herein shall be sufficient notice when required under this Mortgage.
     18.Cumulative Rights and Remedies. The rights and remedies of Mortgagee as provided herein, in the Note, and in any Collateral Agreement, and the warrant therein contained, shall be cumulative and concurrent, and may be pursued singly, successively or together at the sole discretion of Mortgagee, and may be exercised as often as occasion therefor shall occur; and the failure or delay in exercising any such right of remedy shall in no event be construed as a waiver or release of the same.
     19.Waiver of Defenses and Certain Notices. Mortgagor hereby waives and releases (a) all errors, defects and imperfections in any proceedings instituted by Mortgagee under this Mortgage, (b) all benefit that might accrue to Mortgagor by virtue of any present or future laws exempting the Premises, or any part of the proceeds arising from any sale thereof, from attachment, levy or sale under execution, or providing for any stay of execution, exemption from civil process, or extension of time for payment and (c) all notices not hereinelsewhere specifically required, of Mortgagor's default or of Mortgagee's exercise, or election to exercise, any option under this Mortgage.
     20.Satisfaction of this Mortgage. If Mortgagor complies with the provisions of this Mortgage and pays to Mortgagee said principal sum, and all other sums payable by Mortgagor to Mortgagee as are hereby secured, in accordance with the provisions of the Note and other obligations secured hereby and in the manner and at the times therein set forth, without deduction, fraud or delay, then and from thenceforth this Mortgage, and the estate hereby granted, shall cease and become void, anything hereinbefore contained to the contrary notwithstanding.
     21.Financial Statement. Mortgagor shall deliver to Mortgagee financial statements of Mortgagor and Mortgagor shall make its business records available as set forth in the Loan Agreement.
     22.Further Assurances. Mortgagor shall, prompltly upon request of Mortgagee; (I) do all acts and things, including but not limited to the execution of any further assurances deemed necessary by Mortgagee, to establish, maintain and continue the lien created and intended to be created hereby, all assignments made or intended to be made pursuant hereto, and all other rights and benefits conferred or intended to be conferred on Mortgagee hereby and Mortgagor shall pay any costs incurred by Mortgagee in connection therewith, including all filing and recording costs, cost of searches, and reasonable counsel fees incurred by Mortgagee and (II) Furnish Mortgagee with a written certification signed by an officer of the Mortgagor on Mortgagor's behalf as to all then existing leases covering any part of the Premises, and the names of the tenants and the rents payable thereunder, together with executed copies of all such leases
     23.Construction. The words "Mortgagor" and "Mortgagee" include singular or plural, indivisual, partnership, or corporation, and the respective heirs, executors, administrators, successors and assigns of Mortgagor and Mortgagee, as the case may be.The use of any gender applies to all genders. If more than one party is named as Mortgagor, the obligation hereunder of each such party is joint and several. This Mortgage shall be governed by and contrued in accordance with the laws of the state where the Premises is located.
     24.Captions. The captions herein are inserted only for convenience of reference and in no way define, limit or describe the scope or intent of this Mortgage or any particular paragraph or section hereof, nor the proper construction hereof.
     25.Liens. Mortgagor covenants and agrees with Mortgagee that it shall not mortgage, pledge, hypothecate, incur, grant, or suffer to exist any other lien on the Premises other than the lien of this mortgage, except for such liens as are disclosed on Exhibit 6.09 of the Loan Agreement
    26. See Addendum C attached hereto
    27.WAIVER OF JURY TRIAL - EACH UNDERSIGNED PARTY HEREBY WAIVES, AND MORTGAGEE BY ITS ACCEPTANCE HEREOF THEREBY WAIVES, TRIAL BY JURY IN ANY LEGAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF OR RELATED TO THIS MORTGAGE OR THE RELATIONSHIP ESTABLISHED HEREUNDER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR MORTGAGEE TO ENTER INTO, ACCEPT OR RELY UPON THIS MORTGAGE.

     Any provision of this mortgage which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.